EXHIBIT 4.1


                              PERARDUA CORPORATION

NUMBER                                                                    SHARES

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                                       CUSIP 713603 10 8


This Certifies that




is the record holder of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                              PERARDUA CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Samuel P. Sears, Jr.

SECRETARY                                                   PRESIDENT


                                 CORPORATE SEAL


COUNTERSIGNED AND REGISTERED:

American Securities Transfer & Trust, Inc.
P.O. Box 1596
Denver, Colorado 80201

By
  ---------------------------------
Transfer Agent Authorized Signature

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM --      as tenants in common
        TEN ENT --      as tenants by the entireties
        JT TEN  --      as joint tenants with right of
                        survivorship and not as tenants
                        in common


UNIF GIFT MIN ACT       --      .................. Custodian ...................
                                         (Cust)                   (Minor)
                                under Uniform Gifts to Minors
                                Act ............................................
                                                          (State)
                UNIF TRF MIN ACT  --  ............. Custodian (until age ......)
                                         (Cust)
                                ........................ under Uniform Transfers
                                        (Minor)
                                to Minors Act ..................................
                                                             (State)


    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE








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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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____________________________________________________________________     Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________   Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

                                  X___________________________________________

                                  X___________________________________________

                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





Signature(s) Guaranteed









By ____________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN   ELIGIBLE   GUARANTOR    INSTITUTION
(BANKS,  STOCKBROKERS,  SAVINGS AND LOAN
ASSOCIATIONS  AND  CREDIT  UNIONS)  WITH
MEMBERSHIP  IN  AN  APPROVED   SIGNATURE
GUARANTEE  MEDALLION PROGRAM PURSUANT TO
S.E.C. RULE 17Ad-15.